Summary Prospectus	February 1, 2020
AMG Managers Brandywine Advisors Mid Cap Growth Fund

Class N: BWAFX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at
https://www.amgfunds.com/resources/order_literature.html. You can also get this information at no cost by calling 1-800-548-4539 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated February 1, 2020, as revised or supplemented from time to time, are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary or, if you invest directly with the Fund, by logging into your account at www.amgfunds.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-548-4539 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Fund.
Investment Objective
AMG Managers Brandywine Advisors Mid Cap Growth Fund’s (the “Fund”) investment objective is to seek capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class N
Management Fee	0.88%
Distribution and Service (12b-1) Fees[1]	None
Other Expenses	0.24%
Total Annual Fund Operating Expenses	1.12%
[1]	The Fund may pay a Distribution and Service Plan (12b-1 Plan) fee of up to 0.25% annually to AMG Distributors, Inc. (the “Distributor”) for selling and distributing Fund shares and for providing service to Fund shareholders.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class N	$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund had a portfolio turnover rate of 177% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in mid-cap companies. The Fund’s Subadviser (as identified below) currently considers mid-cap companies to be companies having market capitalizations within the market capitalization range of companies included in the Russell Midcap® Index (between $2.4 billion and $35.5 billion as of May 10, 2019, the date of the latest reconstitution of the Index (implemented by the Index June 28, 2019)).  This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company whose market capitalization subsequently drops below or appreciates above this capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of mid-cap companies at any given time. The Fund invests principally in common stocks of U.S. companies, and, to a lesser extent, in equity securities of foreign issuers, usually those that are publicly traded in the United States either directly or through American Depositary Receipts (“ADRs”).  The Fund is not subject to a percentage limit with regard to its investment in foreign issuers.  In addition to common stocks and ADRs, equity securities in which the Fund may invest include preferred stocks, rights, and warrants.
The Fund utilizes a fundamentals-driven, company-by-company investment approach that is based on the Subadviser’s belief in the benefits of investing in individual businesses, not in the

SUM037-0220

AMG Managers Brandywine Advisors Mid Cap Growth Fund SUMMARY PROSPECTUS

stock market.  The Fund generally invests in companies in a broad range of industries and focuses on companies whose earnings under normal economic conditions are forecasted to grow by at least 20% per year and whose stocks sell at reasonable price-to-earnings ratios, as determined by the Fund’s Subadviser.  The Fund targets companies the Subadviser believes are fundamentally sound and that are experiencing a positive change. The number of issuers in which the Fund invests varies based on the Subadviser’s investment outlook for the Fund and so, from time to time, the Fund’s holdings may be focused on a smaller number of issuers than at other times.
The Fund employs a firm sell discipline.  The Fund sells a stock when the Fund’s Subadviser:
•	Determines that the stock has deteriorating fundamentals such as contracting margins or reduced revenue growth
•	Determines that investor expectations have become unrealistically high
•	Finds a better investment
While this sell discipline is likely to cause the Fund to have a high annual portfolio turnover rate, it also enables the Fund to seek better investment alternatives.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.
Below are some of the risks of investing in the Fund. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is more likely to occur than another risk or likely to have a greater adverse impact than another risk. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic, political, or market conditions or in response to events that affect particular industries or companies.
Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadviser’s investment techniques and risk analysis will produce the desired result.
Focused Investment Risk—a significant portion of the Fund’s holdings may be focused in a relatively small number of securities, which may make the Fund more volatile and subject to greater risk than a more diversified fund.
Foreign Investment Risk—investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.
Growth Stock Risk—the prices of equity securities of companies that are expected to experience relatively rapid earnings growth, or “growth stocks,” may be more sensitive to market movements because the prices tend to reflect future investor expectations rather than just current profits.
High Portfolio Turnover Risk—higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase a shareholder’s tax liability.
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the information technology, consumer discretionary, and health care sectors may comprise a significant portion of the Fund’s portfolio. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. The consumer discretionary sector may be affected by the performance of the overall economy, consumer confidence and spending, changes in demographics and consumer tastes, interest rates, and competitive pressures. The health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's performance compares to that of three broad based securities market indices. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.
The performance information shown for the Fund’s Class N shares (formerly shares of the Fund’s sole share class, which were reclassified and redesignated as Class N shares on October 1, 2016) includes historical performance of the Fund for

2	AMG Funds

AMG Managers Brandywine Advisors Mid Cap Growth Fund SUMMARY PROSPECTUS

periods prior to October 1, 2013, which was the date the Fund was reorganized from Brandywine Advisors Midcap Growth Fund, a series of Brandywine Blue Fund, Inc. (the “Predecessor Fund”), to the Fund.
To obtain updated performance information please visit www.amgfunds.com or call 800.548.4539.
Calendar Year Total Returns as of 12/31/19 (Class N)
Best Quarter: 20.25% (1st Quarter 2019)
Worst Quarter: -24.81% (3rd Quarter 2011)
Average Annual Total Returns as of 12/31/19
AMG Managers Brandywine Advisors Mid Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	27.76%	6.87%	6.69%
Class N Return After Taxes on Distributions	26.86%	6.18%	6.34%
Class N Return After Taxes on Distributions and Sale of Fund Shares	17.04%	5.25%	5.33%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	35.47%	11.60%	14.24%
Russell Midcap® Index (reflects no deduction for fees, expenses, or taxes)	30.54%	9.33%	13.19%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	31.49%	11.70%	13.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadviser
Friess Associates, LLC (“Friess”)
Friess Associates of Delaware, LLC (“Friess of Delaware” and, together with Friess, referred to collectively herein as the “Subadviser”)
Portfolio Manager
Scott W. Gates
Chief Investment Officer of Friess and Friess of Delaware;
Portfolio Manager of the Fund and the Predecessor Fund since 2010.
Buying and Selling Fund Shares
Initial Investment Minimum
Class N
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
Class N (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadviser, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

AMG Funds	3

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